UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

Momenta Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Binney Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2018, the Board of Directors of Momenta Pharmaceuticals, Inc. (the “Company”) designated Craig A. Wheeler, the Company’s President and Chief Executive Officer, as the principal financial officer and principal accounting officer of the Company, effective at the close of business May 8, 2018. Mr. Wheeler will perform the functions of principal financial officer and principal accounting officer while Scott M. Storer, the Company’s Chief Financial Officer, is on a temporary medical leave of absence and until Mr. Storer is able to resume the duties of principal financial officer and principal accounting officer on a full-time basis.

Craig A. Wheeler has served as the Company’s President and a director since August 2006 and was appointed Chief Executive Officer effective September 2006. Prior to joining the Company, Mr. Wheeler served as President of Chiron Biopharmaceuticals, a division of Chiron Corporation, a biotechnology company, from August 2001 until June 2006. Mr. Wheeler serves on the board of Amicus Therapeutics, Inc., including serving on the science and compensation committees. Mr. Wheeler served as a director of Avanir Pharmaceuticals, Inc., which was acquired by Otsuka Pharmaceuticals Co., Ltd., from September 2005 to January 2015, including serving on the corporate governance and audit committees, and serving as chairman of the board beginning May 2007. Mr. Wheeler has been a member of the board of the Association for Accessible Medicines, formerly known as the Generic Pharmaceutical Association, for over eight years, including serving as chairman of the board from 2014 to 2016 and as a member of the executive committee for the past six years. Mr. Wheeler received B.S. and M.S. degrees in chemical engineering from Cornell University and an M.B.A. degree from the Wharton School of the University of Pennsylvania. Mr. Wheeler’s qualifications to sit on the Company’s Board include his years of senior executive management experience in the biotechnology industry, including over ten years as the Company’s President and Chief Executive Officer, and his experience serving on other boards of directors in the biotechnology industry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: May 8, 2018	By:	/s/ Craig A. Wheeler
Craig A. Wheeler President and Chief Executive Officer